DATE OF LEASE EXECUTION: August ____, 1999
                          (To be completed by Landlord)

                                    ARTICLE I
                              REFERENCE DATA SHEET



THIS REFERENCE DATE SHEET IS FOR INFORMATIONAL PURPOSES ONLY. ALL TERMS ARE AS DEFINED IN THE LEASE


1.1  SUBJECTS REFERRED TO:

LANDLORD:                                            Bridge Realty Trust
MANAGING AGENT:                                      Finard & Company, LLC
MANAGING AGENT'S ADDRESS:                            3 Burlington Woods Drive,
                                                     Burlington, MA 01803,
                                                     Attn: Laura M. Mintz

LANDLORD'S REPRESENTATIVE:                           Laura M. Mintz
TENANT:                                              Celerity Solutions, Inc.

TENANT'S ADDRESS (FOR NOTICE AND BILLING):           270 Bridge Street,
                                                     Dedham, MA 02027
TENANT'S REPRESENTATIVE:                             ________________________
BUILDING ADDRESS:                                    270 Bridge Street,
                                                     Dedham, MA 02027

RENTABLE FLOOR AREA OF TENANT'S SPACE:               8,173 square feet
TOTAL RENTABLE FLOOR AREA OF THE BUILDING:           38,000 square feet
TENANT'S PRO RATA SHARE:                             21.51 %
COMMENCEMENT DATE:                                   October 1, 1999
TERM EXPIRATION DATE:                                September 30, 2004
TERM:                                                Five (5) YEARS

ANNUAL BASE RENT:                                    Year 1: $18.50  (p.r.s.f.)
                                                     Year 2: $19.00  (p.r.s.f.)
                                                     Year 3: $19.50  (p.r.s.f.)
                                                     Year 4: $20.50  (p.r.s.f.);
                                                     and

                                                     Year 5: $21.50  (p.r.s.f.)

ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE:          $0.85 (p.r.s.f.)
BASE YEAR FOR REAL ESTATE TAXES ESCALATION IS:               Fiscal Year 2000
BASE YEAR FOR OPERATING COST ESCALATION IS:                   January 1, 2000
PREPAID RENT:                                                      $54,827.22

1.2 EXHIBITS.

     The exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as part of this Lease:

        EXHIBIT A  Plan showing Tenant's Premises
        EXHIBIT B  Riders (not applicable).
        EXHIBIT C Specifications of Leasehold Improvements and Tenant Layout
          (if applicable).
        EXHIBIT D Landlord's Services.
        EXHIBIT E Rules and Regulations


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


                                   ARTICLE II
                                PREMISES AND TERM

2.1 PREMISES.

     Subject to and with the benefit of the provisions of this Lease, Bridge Realty Trust (the "Landlord") hereby leases to Celerity Solutions, Inc. (the "Tenant"), and Tenant leases from Landlord, the premises located on the third floor of the building at 270 Bridge Street, Dedham, Massachusetts (the "Building") and which are more particularly shown in Exhibit A attached hereto and made a part hereof, but excluding exterior faces of exterior walls, the common facilities area and building service fixtures and equipment serving exclusively or in common other parts of the Building (the "Tenant Premises", the "Premises" or the "Leased Premises").

     Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto: (a) the common facilities included in the Building or on the parcel of land on which the Building is located (the "Lot"), including the lobby, elevators public bathrooms and the parking facility (on a first-come, first-served basis), to the extent and in the location from time to time designated by Landlord and (b) the building service fixtures and equipment serving the Premises.

     Landlord reserves the right from time to time, without unreasonable interference with Tenant's use, (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or elsewhere, building service fixtures and equipment wherever located in the Building and (b) to alter or relocate any common facilities, it being understood that any parking may be relocated on or off the Lot from time to time by Landlord, provided that in all events said substitutions are substantially equivalent.

2.2 TERM.

     To have and to hold for a period (the "Term") commencing on October 1, 1999 (the "Commencement Date"), and continuing until September 30, 2004 (the "Term Expiration Date" or the "Expiration Date"), unless sooner terminated as provided in this Lease.

                                   ARTICLE III
                                  CONSTRUCTION

3.1 PREMISES; CONSTRUCTION.

     Tenant agrees to accept the Premises on the Commencement Date in substantially the same condition as they exist on the date of execution of this Lease. Any Tenant's construction, installation of furnishings, and later changes or additions shall be approved in writing by Landlord pursuant to the terms hereof and shall be coordinated with Landlord in such manner as not to damage the Building or Lot or interfere with Building operations. Without limiting any of the terms hereof, Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1, unless Tenant first gives assurances acceptable to Landlord that such re-adaption will be made prior


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


to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. All changes and additions shall be part of the Building, except such items as the parties agree in writing either shall be removed by Tenant on termination of this Lease, or shall be removed or left at Tenant's election.

     Any Tenants construction work approved by Landlord ("Tenants Work") shall be done in a good and workmanlike manner in full compliance with all laws and ordinances applicable thereto and in accordance with the plans approved in advance by Landlord. The cost of Tenant's Work shall be borne wholly by Tenant and Tenant shall enter into a separate contract for the doing of such work. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion or other estate of Landlord in the Premises or the Building and all materialmen, contractors, artisans, mechanics, laborers and other parties contracting with Tenant with respect to the Premises or any part thereof are hereby charged with notice that they must look solely to Tenant to secure payment of any bill for work done or material furnished or for any other purposes during the term of this Lease. Tenant shall immediately remove any and all such liens and Tenant shall hold Landlord harmless and indemnified from all costs, expenses, loss or damage by reason of the existence or placing of any such lien.

3.2 LANDLORD'S WORK.

     Provided Tenant is not in default of this Lease, Landlord agrees to use reasonable efforts to complete the work listed on Exhibit C (the "Landlord's Work") on or before October 1, 2000, which shall, however, be extended for a period equal to that of any delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes beyond Landlord's reasonable control. It is acknowledged and agreed by Tenant that the Landlord's Work will be completed during the Tenant's occupancy of the Premises. In connection therewith, Tenant shall reasonably cooperate with Landlord to allow to Landlord to complete such work and shall afford Landlord reasonable access to the Premises at such reasonable times designated by Landlord. It is anticipated that the Landlord's work may be completed during three consecutive weekends and, therefore, Tenant will experience some interference with its use and occupancy of the Premises. Landlord agrees, to the extent practically possible, to use reasonable efforts to minimize such interference and, subject to the provisions herein, to complete such work during consecutive weekends.

3.3 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

     All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and promptly shall give written notice of observed defects. Landlord's obligations under Section 3.2, if any, shall be deemed to have been performed if Tenant fails to provide written notice to Landlord within ten (10) days of the Landlord's completion of the Landlord's Work.

3.4 REPRESENTATIVES.

     Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Laura M. Mintz ("Landlord's Representative") in the case of Landlord or_____________________

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


("Tenant's Representative") in the case of Tenant or by any person designated in substitution or addition by notice to the party relying.

                                   ARTICLE IV
                                      RENT

4.1 ANNUAL RENT.

     The Tenant shall pay to Landlord's Managing Agent, the fixed rent ("Annual Rent") at the annual rate or rates set forth below, payable in advance to Landlord c/o Finard & Company, LLC, 3 Burlington Woods Drive, Burlington, MA 01803, Attention: Laura M. Mintz, or at such other address as Landlord may designate in writing.

     1. From the Commencement Date through September 30, 2000 annual rent of $151,200.50 in equal monthly installments of $12,600.04.

     2. From October 1, 2000 through September 30, 2001, annual rent of $155,287.00 in equal monthly installments of $12,940.58.

     3. From October 1, 2001 through September 30, 2002, annual rent of $159,373.50, in equal monthly installments of $13,281.13.

     4. From October 1, 2002 through September 30, 2003, annual rent of $167,546.50, in equal monthly installments of $13,962.21.

     5. From October 1, 2003 through September 30, 2004, annual rent of $175,719.50, in equal monthly installments of $14,643.30.

     Any rents due for a portion of a month shall be adjusted accordingly.

     Tenant agrees to pay rent to Landlord, without any offset or reduction whatsoever, equal to 1/12th of the Annual Rent for the appropriate time period in equal installments in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the proportionate rate payable for such portion, in advance.


4.2 ADDITIONAL RENT, OPERATING COSTS ESCALATION AND TAX ESCALATION.

     A. Tax Escalation - The Tenant shall pay to the Landlord as additional rent hereunder, Tenant's Share (as defined herein) of the excess of the amount of real estate taxes assessed for the Building and the Lot, of which the Premises are a part ("Real Estate Taxes"), over the Real Estate Taxes assessed for said Building and Lot, for the fiscal year 2000 (hereinafter called the "Real Estate Base Year"). Tenant will pay to Landlord as additional rent hereunder when and as designated by notice in writing by Landlord, the Tenant's Share of such excess that may occur in each year of the term of this lease or any extension of renewal thereof and proportionally for any part of any year in which the Real Estate Taxes assessed are in excess of the Real Estate Base Year. If the Landlord obtains an abatement of any such excess Real Estate Taxes, a proportionate share of


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


such abatement less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the Tenant.

     B. Operation Costs Escalation - The Tenant shall pay to the Landlord as additional rent hereunder, when and as designated by notice in writing by Landlord, Tenant's Share of any increase in Operating Costs (as hereinafter defined) over those incurred during the calendar year of 2000 ("Operation Costs Base Year"). This increase shall be prorated should this lease be in effect with respect to only a portion of any calendar year.

     For the purposes of this lease, "Operating Costs" shall mean and include all costs and expenses incurred by the Landlord during the applicable calendar year in connection with the operation and maintenance of the Building and the Lot including, without limitation:

     premiums for insurance; fees payable to third parties for financial audits of Operating Costs; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Building and Lot; all utility charges not billed directly to tenants by Landlord or the utility; payments to independent contractors under service contracts for cleaning, operating, managing, maintaining and repairing the Building and Lot (which payments may be to affiliates of Landlord provided the same are at reasonable rates consistent with the type of occupancy and the services rendered); rent paid by the managing agent or imputed cost equal to the loss of rent by Landlord for making available to the managing agent space for a Building office on the ground floor or above; if the Building shares common areas or facilities with another building or buildings, the Building's pro rata share (as reasonably determined by Landlord) of the cost of cleaning, operating, managing (including the cost of the management office for such buildings and facilities), maintaining and repairing such common areas and facilities; all other reasonable and necessary expenses paid in connection with the cleaning, operating, managing, maintaining and repairing of the Building and Lot, or either, and properly chargeable against income; and capital costs which save costs or are required by law it being agreed that if Landlord installs a new or replacement capital item in connection therewith, the cost thereof as reasonably amortized by Landlord, with interest at the average prime commercial rate in effect from time to time at the three largest national banks in Boston, Massachusetts on the amortized amount, shall be included in Operating Costs. Landlord's Statement shall also show the average number of square feet of the Building which were occupied for the preceding fiscal year or fraction thereof.

     Notwithstanding the foregoing:(i) with respect to any calendar year during which Landlord is not furnishing items of work or services, which would have otherwise constituted Operating Costs, whether because the Building has an average occupancy rate during such calendar year of less than 95% or one or more tenants of the Building are obtaining or providing such items of work or service independently or otherwise, then for purposes of computing Operating Costs, such components of Operating Costs shall be reasonably extrapolated by Landlord and computed for such calendar year as though such components were incurred with respect to tenants occupying collectively 95% of the Building during such calendar year; and (ii) Operating Costs shall not include any of the following:

     (a)  brokerage commissions;

     (b) wages, salaries or other compensation paid to any executive employees of Landlord above the grade of Building Manager;

     (c) the cost of tenant fit-up and build-out work done by Landlord for a particular tenant in such tenant's demised premises in the Building;

     (d)  depreciation;


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


     (e)  ground rent;

     (f)  reserves;

     (g)  cost of parties and receptions at the Building;

     (h) costs of repairs and other work necessitated by fire or other casualty of an insurable nature or by the exercise of eminent domain, to the extent such costs are not the responsibility of Tenant hereunder, and are covered either by insurance or an award in connection with any exercise of eminent domain;

     (i)  general overhead of Landlord and its subsidiaries;

     (j)  advertising and promotional expenditures;

     (k) any fines or penalties incurred on account of willful violation by Landlord of any governmental rule or requirement, or costs incurred as the result of Landlord's gross negligence; and

     (l) any expenditures for which Landlord is reimbursed by third parties (other than by tenants pursuant to provisions comparable hereto).

4.3 ESTIMATED ADDITIONAL RENT PAYMENTS.

     If requested by Landlord, Tenant shall pay monthly with each payment of rent as additional rent, one-twelfth of Landlord's estimate of Tenant's Share of Operating Costs and/or Real Estate Taxes. In any event, within ninety (90) days after the end of each calendar year Landlord shall advise Tenant by written notice ("Landlord's Statement") of the actual costs incurred (such delivery of the Landlord's Statement to be deemed a certification by Landlord or its agent that the Landlord's Statement is materially accurate in all respects), the amount paid by Tenant, and the amount which Tenant shall owe for the past year. Tenant shall, upon demand, pay any deficiency, and any overpayment shall be credited to Tenant's obligations hereunder for the next year, or, in the case of the last year under the Tenant, such overpayment shall be credited to Tenant as necessary.

4.4 CHANGE OF FISCAL YEAR.

     Landlord shall have the right from time to time to change the period of accounting under Section 4.2 to any annual period other than a fiscal year, and upon any such change all items. shall be appropriately apportioned. All amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of
Landlord's estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto.

4.5 INTEREST PAYMENTS.

     If any installment of Annual Rent or additional rent or on account of leasehold improvements is paid more than 15 days after the due date thereof, at Landlord's election, it shall bear interest at a rate equal to eighteen (18%) percent per annum from such due date, which interest shall be immediately due and payable as further additional rent.


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


4.6 DEFINITION.

     For the purposes hereof, "Tenant's Share" shall mean a fraction, the denominator of which is the total rentable square footage of the Building and the numerator is the total square footage of the Tenant's Premises.

4.7 REVIEW OF RECORDS.

     After receipt of the Landlord's Statement, upon written request by Tenant, Landlord shall provide Tenant with a reasonable statement of the costs and charges comprising the Tenant's share of Operating Costs and/or Real Estate Taxes; provided however, such request by Tenant shall not excuse Tenant's obligation to pay Tenant's share of Operating Costs and/or Real Estate Taxes as required hereunder.

                                    ARTICLE V
                              LANDLORD'S COVENANTS

5.1 LANDLORD'S COVENANTS DURING THE TERM.

     Landlord covenants during the Term:

     5.1.1 Building Services - To furnish, through Landlord's employees or independent contractors, the services listed in Exhibit D;


     5.1.2. Repairs - Except as otherwise provided in Article VII, to make such repairs to the roof, building systems not located in the Premises, exterior walls, floor slabs, other structural components and common facilities of the Building as may be necessary to keep them in serviceable condition; and

     5.1.3 Quiet Enjoyment - That Tenant, on paying the rent and performing all its obligations hereunder, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof.

     5.1.4 Insurance - Subject to the limitations contained in Section 6.1.13 contained herein, Landlord shall maintain hazard insurance on the Building in commercially reasonable amounts and coverages.

5.2 INTERRUPTIONS.

     Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or Lot. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in
Article VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

     Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of



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emergency  repairs,  Landlord will give Tenant reasonable  advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience or interruption to Tenant by reason thereof.

     Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards.

                                   ARTICLE VI
                               TENANT'S COVENANTS

6.1 TENANT'S COVENANTS DURING THE TERM.

     Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

     6.1.1  Tenant's  Payments  - To pay  when  due  (a)  all  Annual  Rent  and additional rent, (b) all taxes which may be imposed on Tenant's personal property in the Premises (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, and (c) all charges by public utilities for telephone and other utility services (including service inspections therefor) rendered to the Premises not otherwise required hereunder to be furnished by Landlord without charge and not consumed in connection with any services required hereunder to be furnished by Landlord without charge.

     6.1.2 Repairs and Yielding Up - Except as otherwise provided in Article VII and Section 5.1.3 to keep the Premises in good order, repair and condition, reasonable wear only excepted; and at the expiration or termination of this Lease peaceably to yield up the Premises and all changes and additions therein in such order, repair and condition, first removing all goods and effects of Tenant and any items, the removal of which is required by agreement or specified herein to be removed at Tenant's election and which Tenant elects to remove, and repairing all damage caused by such removal and restoring the Premises and leaving them clean and neat.

     6.1.3 Occupancy and Use - Continuously from the Commencement Date, to use and occupy the Premises only for office use (the "Permitted Uses"); not to injure or deface the Premises, Building, or Lot; and not to permit in the Premises any use thereof which is improper, offensive, contrary to law or ordinances, or liable to create a nuisance or to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building; not to dump, flush, or in any way introduce any hazardous substances or any other toxic substances into the septic, sewage or other waste disposal system serving the Premises, not to generate, store or dispose of hazardous substances in or on the Premises or dispose of hazardous substances from the Premises to any other location without the prior written consent of Landlord and then only in compliance with the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq., and all other applicable laws, ordinances and regulations; to notify Landlord of any incident which would require the filing of a notice under applicable federal, state, or local law; not to store or dispose of hazardous substances on the Premises without first submitting to Landlord a list of all such hazardous substances and all permits required therefor and thereafter providing to Landlord on an annual basis Tenant's certification that all such permits have been renewed with copies of such renewed permits; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises. "Hazardous substances" as used in this paragraph shall mean "hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 and regulations adopted pursuant to said Act.


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


     6.1.4 Rules and Regulations - To comply with the Rules and Regulations set forth in Exhibit E and all other reasonable Rules and Regulations hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and Lot and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations.

     6.1.5 Safety Appliances - To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

     6.1.6 Assignment and Subletting - Not without the prior written consent of Landlord, to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law; as additional rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. Landlord's consent to any proposed assignment or subletting is required both as to the terms and conditions thereof, and as to the creditworthiness of the proposed assignee or subtenant and the consistency of the proposed assignee's or subtenant's business with other uses and tenants in the Building. Landlord's consent to assignment or subletting by Tenant shall not be unreasonably withheld, provided that Tenant is not then in default under this Lease (beyond applicable notice and cure periods); and provided further that Landlord shall not be deemed unreasonable for withholding its consent to any assignment or subletting where the Landlord reasonably determines that the credit and/or the financial strength of the proposed subtenant, sublessee or assignee is unacceptable. In the event that any assignee or subtenant pays to Tenant any amounts in excess of the Annual Rent and additional rent then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay said excess to Landlord as and when received by Tenant. If Tenant requests Landlord's consent to assign this Lease or sublet more than 25% of the Premises, Landlord shall have the option, exercisable by written notice to Tenant given within 10 days after receipt of such request, to terminate this Lease as of a date specified in such notice which shall be not less than 30 or more than 60 days after the date of such notice; provided, however, should Landlord exercise such option to terminate this Lease, Tenant may, upon written notice to Landlord given within ten (10) days after the receipt of Landlord's said termination, elect to rescind its request for such assignment or sublet and then this Lease shall continue in full force and effect.

     6.1.6A Business Entities - If, at any time during the Term of this Lease, Tenant is:

     (i) a corporation, limited liability company or a trust (whether or not having shares of beneficial interest) and there shall occur any change in the identity of any of the persons then having power to participate in the election or appointment of the directors, trustees, managers or other persons exercising like functions and managing the affairs of Tenant; or

     (ii) a partnership or association or otherwise not a natural person (and is not a corporation or a trust) and there shall occur any change in the identity of any of the persons who then are members of such partnership or association or who comprise Tenant;

Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within 90 days thereafter if, in Landlord's reasonable judgment, the credit of Tenant is thereby impaired. This Section 6.1.6A shall not apply if the initial Tenant named herein is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange.

     6.1.6B Transfers and Assignments in Connection with Mergers and Acquisitions - Notwithstanding anything contained in sections 6.1.6 and 6.1.6A of the Lease to the contrary, the Tenant, in connection with a merger, consolidation or sale of substantially all of its assets, or sale of its stock to or with a bona fide third party or an affiliate (each, a "Transferee"), may assign this Lease or sell such shares to such Transferee (each, a "Transfer"), provided that:

     (i) Tenant is not then in default of any of its obligations under the Lease beyond applicable notice and cure periods;

     (ii) if an  assignment  of this Lease is required,  the Tenant  provides to
Landlord  an  assignment   document  assigning  its  rights  hereunder  to  such
Transferee in form and substance reasonably satisfactory to Landlord;

     (iii) the Transferee is of equal or greater financial strength than the Tenant (as determined by the Landlord in its reasonable discretion).

To effectuate any Transfer pursuant to this Section 6.1.6B, the Tenant shall provide Landlord twenty (20) days written notice prior to the proposed effective date of such Transfer, together with written evidence reasonably satisfying the requirements of subsections (ii) and (iii) above. In the event Landlord fails to reasonably object to such evidence within such twenty (20) days, the Tenant shall be deemed to have satisfied the conditions to a Transfer pursuant to this
Section 6.1.6B;

     6.1.7 Indemnity - To indemnify and defend, with counsel approved by Landlord, all actions against Landlord, any partner, trustee, stockholder, officer, director, employee, member, manager or beneficiary of Landlord, holders of mortgages secured by the Premises, the Building and/or the Lot, Landlord's property manager, agents, employees or other representatives of Landlord and any other party having an interest in the Premises ("Indemnified Parties") with respect to, and to pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on the Premises unless caused by the negligence of Landlord or, if caused by Tenant's acts or omissions, on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, unless caused by the negligence of Landlord or its servants or agents, (ii) violation of this Lease, or (iii) any act, fault, omission, or misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees.

     6.1.8 Tenant's Liability Insurance - To maintain comprehensive public liability insurance on the Premises insuring and indemnifying Landlord and Tenant against all claims and demands for (i) injury to or death of any person or damage to or loss of property, on the Premises, adjoining walks, streets or ways, or connected with the use, condition or occupancy of any thereof unless caused by the negligence of Landlord or its servants or agents, (ii) violation of this Lease, or (iii) any act, fault or omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees, in amounts which shall, at the beginning of the Term, be at least equal to $2,000,000.00 for injury or death to any one person, $1,000,000.00 for any one incident and $1,000,000.00 with respect to damage to property, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and shall be written on the "Occurrence Basis" and include Host Liquor liability insurance, and to furnish Landlord with certificates thereof. Such policies shall be maintained with companies qualified to do business in Massachusetts and in good standing therein and shall name Landlord and Landlord's then property manager as additional insured and as loss payees. The Tenant shall deposit with the Landlord certificates for such insurance at or prior to the Commencement Date, and thereafter within thirty
(30) days prior to the
expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least thirty (30) days prior written notice to each insured named therein.

     6.1.9 Tenant's Worker's Compensation Insurance - To keep all of Tenant's employees working in the Premises covered by worker's compensation insurance in statutory amounts and to furnish Landlord with certificates thereof.

     6.1.10 Landlord's Right of Entry - To permit Landlord and Landlord's agents entry; to examine the Premises at reasonable times and except in any case of emergency (as reasonably determined by Landlord), upon reasonable notice
(whether oral, facsimile or in writing), if Landlord shall so elect, to make repairs or replacements; to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective tenants during the 12 months preceding expiration of the Term and to prospective purchasers and mortgages at all reasonable times.

     6.1.11 Loading - Not to place Tenant's Property, as defined in section 6.1.13, upon the Premises so as to exceed a rate of 50 pounds of live load per square foot and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise.

     6.1.12 Landlord's Costs - In case Landlord shall be made party to any litigation commenced by or against Tenant or by or against any parties in possession of the Premises or any part thereof claiming under Tenant, to pay, as additional rent, all costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation and, as additional rent, also to pay all such costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease.

     6.1.13 Tenant's Property - All the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord unless due to the gross negligence of Landlord.

     6.1.14 Labor or Materialmen's Liens - To pay promptly when due the entire cost of any work done on the Premises by Tenant its agents, employees, or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises, and immediately to discharge any such liens which may so attach.

     6.1.15 Changes or Additions - Not to make any changes or additions with a cost of excess of $10,000.00 to the Premises without Landlord's prior written consent, provided that Tenant shall reimburse Landlord for all costs incurred by Landlord in reviewing Tenant's proposed changes or additions, and provided further that, in order to protect the functional integrity of the Building, all such changes and additions (whether or not requiring Landlord's consent hereunder) shall be completed in a first class workmanlike manner by licensed and insured contractors and such changes and additions shall be consistent with the quality and character of the Building.

     6.1.16 Holdover - To pay to Landlord 150% of the total of the Annual Rent and additional rent then applicable for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after any termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof. The provisions of this subsection shall not (i) operate as a waiver by Landlord of the right of reentry provided in this Lease or of its rights to terminate this Lease elsewhere provided in this Lease or provided by law or (ii) cause an extension, renewal or revival of this Lease or the creation of a new tenancy.

                                   ARTICLE VII
                               CASUALTY AND TAKING

7.1 CASUALTY AND TAKING.

     In case during the Term all or any substantial part of the Premises, Building, or Lot or any one or more of them, are damaged materially by fire or any other cause or by action of public or other authority in consequence thereof or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made, notwithstanding Landlord's entire interest may have been divested, by notice to Tenant within 180 days after the occurrence of the event giving rise to the election to terminate, which notice shall specify the effective date of termination which shall be not less than 30 nor more than 60 days after the date of notice of such termination. If any such case the Premises are rendered unfit for use and occupation and the Lease is not so terminated, Landlord shall use due diligence to put the Premises, or, in case of a taking, what may remain thereof (excluding any items installed or paid for by Tenant which Tenant may be required or permitted to remove) into proper condition for use and occupation to the extent permitted by the net award of insurance or damages available to Landlord, and a just proportion of the Annual Rent and additional rent according to the nature and extent of the injury shall be abated until the Premises or such remainder shall have been put by Landlord in such condition, and in case of taking which permanently reduces the area of the Premises, a just proportion of the Annual Rent and additional rent shall be abated for the remainder of the Term and an appropriate adjustment shall be made to the Annual Estimated Operating Expenses. Notwithstanding the foregoing, in the event Landlord does not terminate this Lease pursuant to the terms of this Section 7.1 above and has not commenced restoration of the premises within 30 days after the expiration of Landlord's right to terminate, Tenant may upon thirty days (30) written notice to Landlord, terminate this Lease, effective as of the date of such notice.

7.2 RESERVATION OF AWARD.

     Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuant of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request and hereby irrevocably designates and appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof.

     Tenant shall have the right, at its sole cost and expense, to assert a separate claim or join in Landlord's claim in any condemnation proceeding for its personal property, improvements, moving expense, or any other claims it may have; provided, however, that no award to the Tenant shall reduce the award which would otherwise be due the Landlord, and in no event prevent the Landlord from collecting award proceeds.

                                  ARTICLE VIII
                               RIGHTS OF MORTGAGEE

8.1 PRIORITY OF LEASE.

     At the election of Landlord, this lease and the Tenant's rights hereunder shall be subject and subordinate to any present or future mortgagee, which election may be changed from time to time. No document shall be necessary to effectuate such subordination. Tenant shall, upon request of Landlord or such mortgagee, or whoever so requests under this Article, execute any documents which may be necessary to evidence or confirm such subordination, including without limitation, a so-called "Tenant Estoppel Certificate" and/or any other documents which will provide that Tenant will not hold such mortgagee responsible for acts of the Landlord and will afford such mortgagee rights to cure defaults of Landlord hereunder, all in a form satisfactory to each such mortgagee.

     Such subordination shall be effective irrespective of time of execution, or the time of recording, of any such mortgage. Tenant shall, at the request of Landlord, any mortgagee, enter into an attornment agreement whereby Tenant recognizes such mortgagee, or any purchaser at foreclosure sale or otherwise, as Landlord hereunder.

     With respect to any present and future Mortgage, upon written request of Tenant the Landlord shall use reasonable efforts to obtain from such Mortgagee a so-called subordination, attornment and non-disturbance agreement, providing that Tenant's rights hereunder shall not be disturbed in the event of foreclosure, so long as Tenant shall not be in default hereunder.

     As of the execution hereof Landlord acknowledges there is no mortgage affecting the Building.


8.2 RIGHTS OF MORTGAGE HOLDERS; LIMITATION OF MORTGAGEE'S LIABILITY.

     The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidation, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 10.4, no such holder of a mortgage shall be liable, either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure, and such holder shall not in any event be liable to perform or for failure to perform any obligations of Landlord hereunder. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord (except for the obligations under Article III), subject to and with the benefit of the provisions of Section 10.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises.

8.3 MORTGAGEE'S ELECTION.

     Notwithstanding any other provision to the contrary contained in this Lease, if prior to substantial completion of Landlord's obligations under
Article III, any holder of a first mortgage premises enters and takes possession of the premises thereof for the purpose of foreclosing the mortgage, such holder may elect, by written notice given to Tenant and Landlord at any time within 90 days after such entry and taking of possession, not to perform Landlord's obligations under Article III, and in such event the Landlord and such holder and all persons claiming under it shall be relieved of all obligations to perform, and all liability for failure to perform, said Landlord's obligations under Article III.

8.4 NO PREPAYMENT OR MODIFICATION, ETC.

     Except for the Prepaid Rent (as defined herein), Tenant shall not pay Annual Rent, additional rent, or any other charge more than 10 days prior to the due date thereof. No prepayment of Annual Rent, additional rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

8.5 NO RELEASE OR TERMINATION.

     No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

8.6 CONTINUING OFFER.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry of foreclosure assumes the obligations herein set forth with respect to such mortgagee; such mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such mortgagee shall be entitled to enforce such provisions in its own name, Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may reasonably be deemed necessary to implement the provisions of this Article VIII.

8.7 MORTGAGEE'S APPROVAL.

     Landlord's obligation to perform its covenants and agreements hereunder is subject to the condition precedent that this Lease be approved by the holder of any mortgage of which the Premises are a part and by the issuer of any commitment to make a mortgage loan which is in effect on the date hereof.

                                   ARTICLE IX
                                     DEFAULT

9.1 EVENTS OF DEFAULT.

     If any default by Tenant continues after notice, in case of Annual Rent, additional rent, or any other monetary obligation to Landlord for more than 10 days, or in any other case for more than 30 days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in 30 days and Tenant diligently endeavors to cure such default; or if Tenant becomes insolvent, fails to pay its debts as they fall due, files a petition under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. 101 et seq., as it may be amended (or any similar petition under any insolvency law of any jurisdiction), or if such petition is filed against Tenant; or if Tenant proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property of Tenant; or if the leasehold hereby created is taken on execution or other process of law in any action against Tenant; then, and in any such case, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues and without further notice, at Landlord's election, do any one or more of the following: (1) give Tenant written notice stating that the Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (2) with or without process of law, in a lawful manner, enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event the Lease shall be irrevocably extinguished and terminated at the time of such entry, or (3) pursue any other rights or remedies permitted by law. Any such termination of the Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

9.2 TENANT'S OBLIGATIONS AFTER TERMINATION.

     In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any breach of payments to Landlord and failure to perform any obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 9.2 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alteration, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release Tenant's liability as aforesaid.

     So long as at least 12 months of the Term remain unexpired at the time of such termination, in lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 9.2 Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 9.1, or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Annual Rent and additional rent accrued under Article IV in the 12 months ended next prior to such termination plus the amount of Annual Rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 9.2 up to the time of payment of such liquidated damages.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     Notwithstanding the foregoing, but without limiting any of the Landlord's rights and remedies hereunder, including without limitation, any rights of Landlord to liquidated damages provided above, in the event of the continuing default by Tenant, Landlord shall use reasonable efforts to relet the Premises to mitigate its damages.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1 NOTICE OF LEASE.

     Upon request of either party, both parties shall execute and deliver, after the Term begins, a short form of this Lease in form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

10.2 RELOCATION.

     Intentionally Omitted.

10.3 NOTICES FROM ONE PARTY TO THE OTHER.

     All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at Tenant's Address or such other address as Tenant shall have last designated by notice in writing to Landlord ("Tenant Address") and, if to Landlord, at Landlord's Address or such other address as Landlord shall have last designated by notice in writing to Tenant ("Landlord Address"). Any notice shall have been deemed duly given if mailed to such address postage prepaid, registered or certified mail, return receipt requested, when deposited with the U.S. Postal Service, or if delivered to such address by hand, when so delivered.

10.4 BIND AND INURE.

     The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership.

10.5 LANDLORD.

     "Landlord", and all pronouns referring thereto, shall mean the person or legal entity from time to time holding the Landlord's interest hereunder. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee, member or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of the individual partners, trustees, stockholders, officers, employees, members or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

10.6 NO SURRENDER.

     The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

10.7 NO WAIVER, ETC.

     The failure of Landlord or of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or, with respect to such failure of Landlord, any of the Rules and Regulations referred to in Section 6.1.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant in the Building be deemed a waiver of any such Rules or Regulations. The receipt by Landlord of Annual Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver be in writing and signed by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

10.8 NO ACCORD AND SATISFACTION.

     No acceptance by Landlord of a lesser sum than the Annual Rent and additional rent due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

10.9 CUMULATIVE REMEDIES.

     The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

10.10 LANDLORD'S RIGHT TO CURE.

     If Tenant shall at any time default in the performance of any obligation under this Lease (after applicable notice and cure periods), Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any reasonable payment of money or perform any other reasonable act. All sums so paid by Landlord (together with interest at the rate of eighteen (18%) percent per annum and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

10.11 ESTOPPEL CERTIFICATE.

     10.11.1 Tenant's Estoppel - Tenant agrees, from time to time, upon not less than 15 days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect; that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Rent and additional rent and to perform its other covenants under this Lease; that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications, and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Annual Rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section 10.11 shall be in a form reasonably acceptable to and may be relied upon by any prospective purchaser or mortgagee of premises which include the Premises or any prospective assignee of any such mortgagee.

     10.11.2 Landlord's Estoppel - Landlord agrees, from time to time, upon not less than 15 days' prior written request by Tenant, to execute, acknowledge and deliver to Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications); the amount of Pre-Paid Rent held by Landlord; the dates through which the Annual Rent, additional rent and other charges have been paid; and that to the best of Landlord's knowledge, there exists no uncured default of Landlord or Tenant under the Lease.

10.12 WAIVER OF SUBROGATION.

     Any insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrences of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

10.13 ACTS OF GOD.

     In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay.

10.14 BROKERAGE.

     Each of Landlord and Tenant represents and warrants to the other that it has dealt with no brokers, agents, finders or the like, other than Insignia/ESG and CRF Partners in connection with this Lease transaction and agrees to defend (with such counsel reasonably approved by the other), indemnify and save the other harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any other broker, finder or agent.

10.15 SUBMISSION NOT AN OFFER.

     The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to Landlord.

10.16 APPLICABLE LAW AND CONSTRUCTION.

     This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

     There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

     The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

     Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant, the obligations imposed by this Lease upon Tenant shall be joint and several.

                                   ARTICLE XI
                                  PREPAID RENT

     Contemporaneously with the execution hereof, the Tenant has made as prepayment of Annual Rent, payment in the amount of $54,827.22 (the "Prepaid Rent") to be held by Landlord both as security and as an advance of certain Annual Rents as provided herein. It is acknowledged and agreed that no interest shall be payable to Tenant on the Prepaid Rent and Landlord may commingle the Prepaid Rent with its other accounts. Provided Tenant is not in default of any provision of this Lease (beyond applicable notice and cure periods), Prepaid Rent may be applied by Tenant to the thirteenth (13th), twenty-fifth (25th) and thirty-seventh (37th) months (the "Advance

Months") of the Term (but not including any increases based upon Real Estate Taxes or Operating Costs) as such months occur. Except during the Advance Months, if all or any part of the Prepaid Rent is applied by Landlord to any obligation of Tenant pursuant to the terms hereof, Tenant shall immediately upon request by Landlord restore the Prepaid Rent to its original amount (less any deductions for payments on account of any Advance Months). Except as provided above, Tenant shall not have the right to call upon Landlord to apply all or any part of the Prepaid Rent to cure any default or fulfill any obligation of Tenant. It is acknowledged by Tenant that Landlord may upon any default by the Tenant of any of its obligations herein (beyond applicable notice and cure periods), use all or part of the Prepaid Rent as partial liquidated damages to cover part of its damages occasioned by such breach; the Tenant further acknowledging that application of the Prepaid Rent in such fashion is reasonable. Notwithstanding the foregoing, the application of the Prepaid Rent towards Landlord's damages shall not limit the Landlord's remedies under Article IX hereof. Upon any conveyance by Landlord of its interest under this Lease, the Prepaid Rent (or such remaining part thereof) may be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery and acknowledgement of receipt by such grantee or transferee, Tenant hereby releases Landlord herein named of any and all liability with respect to the Prepaid Rent, its application and return, and Tenant agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

     EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.

                              LANDLORD:

                              BRIDGE REALTY TRUST

                              By:______________________________
                                   Marcia E. Jackson
                              Its: Trustee


                              By:______________________________
                                   Shirley Jackson
                              Its: Trustee

                              TENANT:

                              CELERITY SOLUTIONS, INC.

                              By:______________________________

                              Name:____________________________

                              Its:_____________________________

     A copy of Tenant's corporate authorization for such execution is attached hereto.

                                    EXHIBIT C
                                 LANDLORD'S WORK

Install Shaw/Stratton "Potential" 28 oz. carpet in the color selected by Tenant from samples provided by Landlord in the Leased Premises; provided, however, (i) no carpeting shall be installed in any areas currently covered in VCT Tile, and
(ii) the landlord shall not be obligated to replace any vinyl cover base, unless said vinyl cover base is damaged beyond repair (as determined by the Landlord in its reasonable discretion during the installation of the carpet).

                                    EXHIBIT D
                               LANDLORD'S SERVICES


I.  CLEANING

     A.   General

          1. All cleaning work will be performed between 8 a.m. and midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

          2. Abnormal waste removal (e.g. computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be Tenant's responsibility.

     B.   Daily Operations (5 times per week)

          1.   Tenant Areas

               a. Empty and clean all waste receptacles; wash receptacles as necessary.

               b.   Vacuum all rugs and carpeted areas.

               c.   Empty, damp-wipe and dry all ashtrays.

          2.   Lavatories

               a.   Sweep and wash floors with disinfectant.

               b.   Wash both sides of toilet seats with disinfectant.

               c.   Wash all mirrors, basins, bowls, urinals.

               d.   Spot clean toilet partitions.

               e.   Empty and disinfect sanitary napkin disposal receptacles.

               f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

          3.   Public Areas

               a. Wipe down entrance doors and clean glass (interior and exterior).

               b.   Vacuum elevator carpets and wipe down doors and walls.

               c.   Clean water coolers.

     C.   Operations as Needed (but not less than every other day)

          1.   Tenant and Public Areas

               a.   Buff all resilient floor areas.

     D.   Weekly Operations

          1.   Tenant Areas, Lavatories, Public Areas

               a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, windowsills, door ledges, chair rails, baseboards, counter tops, etc., within normal reach.

               b. Remove finger marks from private entrance doors, light switches, and doorways.

               c.   Sweep all stairways.

     E.   Monthly Operations

          1.   Tenant and Public Areas

               a.   Thoroughly vacuum seat cushions on chairs, sofas, etc.

               b.   Vacuum and dust grillwork.

          2.   Lavatories

               a.   Wash down interior walls and toilet partitions.

     F.   As Required and Weather Permitting

          1.   Entire Building

               a.   Clean inside of all windows.

               b.   Clean outside of all windows.

     G.   Yearly

          1.   Tenant and Public Areas

               a.   Strip and wax all resilient tile floor areas.

II.      HEATING, VENTILATING, AND AIR CONDITIONING

          1. Heating, ventilating, and air conditioning as required to provide reasonably comfortable temperatures for normal business day occupancy (excepting holidays); Monday through Friday from 8:00 a.m. to 5:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. Any additional heating, ventilating and/or air conditioning requested and/or required by the Tenant, other than during the normal business day as defined herein, shall be billed to the Tenant at the rate of $25.00 per hour.

          2.   Maintenance  of  any  additional  or  special  air   conditioning
               equipment and the associated operating cost will be at Tenant's expense.


III. WATER

     Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

IV.  ELEVATORS (if Building is Elevatored)

     Elevators for the use of all tenants and the general public to and from all floors of the Building. Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole.

V.   RE-LAMPING OF LIGHT FIXTURES

     Tenant will reimburse Landlord for the cost of lamps, ballasts and starters and the cost of replacing same within the Premises.

VI.  CAFETERIA AND VENDING INSTALLATIONS

     1. Any space to be used primarily for lunchroom or cafeteria operation shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

     2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted in use to employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

VII. ELECTRICITY

     1. Landlord, at Landlord's expense, shall furnish electrical energy required for lighting, electrical facilities, equipment machinery, fixtures, and appliances used in or for the benefit of Tenant's Space, in accordance with the provisions of the Lease of which this Exhibit is part.

     2. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment other than normal office machines such as desk-top computers, calculators and typewriters, or any fixtures, appliances or equipment which Tenant on a regular basis operates beyond normal building operating hours. In the event of any such connection, Tenant agrees to an increase in the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE and a corresponding increase in Annual Rent by an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord, such increase to be effective as of the date of any such installation. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Operating Costs provided in Section 4.2 hereof.

     3. Tenant's use of electrical energy in Tenant's Space shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving Tenant's Space. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building electric service, Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution systems any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts normal or make any alteration or addition to the electric system of Tenant's Space. Unless Landlord shall reasonably object to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required therefor shall be provided by Landlord, and the cost thereof shall be paid by Tenant upon Landlord's demand. In the event of any such connection, Tenant agrees to an increase in the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE and a corresponding in Annual Rent by an amount which will reflect the cost to Landlord of the additional service to be furnished by Landlord, such increase to be effective as of the date of any such connection. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Operating Costs provided in Section 4.2 hereof.

     4. If at any time after the date of this Lease, the rates at which Landlord purchases electrical energy from the public utility supplying electric service to the Building, or any changes incurred or taxes payable by Landlord in connection therewith, shall be increased or decreased, the Annual Rent and ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE shall be increased or decreased, as the case may be, by an amount equal to the estimated increase or decrease, as the case may be, in Landlord's cost of furnishing the electricity referred to in Paragraph 1 above as a result of such increase or decrease in rates, charges, or taxes. If Landlord and Tenant cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties, and the cost to Landlord will be included in Operating Costs as provided in Section 4.2 hereof. Any such increase or decrease shall be effective as of the date of the increase or decrease in such rate, charges, or taxes.

     5. Landlord may, at any time, elect to discontinue the furnishing of electrical energy. In the event of any such election by Landlord: (a) Landlord agrees to give reasonable advance notice of any such discontinuance to Tenant; (b) Landlord agrees to permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving Tenant's Space to be used by Tenant and/or such public utility for such purpose to the extent they are suitable and safely capable; (c) Landlord agrees to pay such charges and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and to make or, at such public utility may require, as a condition of providing comparable electrical service to Tenant; (d) the Annual Rent shall be equitably decreased to reflect such discontinuance by an amount equal to the ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE then in effect; and (e) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises.

     6. Whenever the Annual Rent is increased or decreased pursuant to any of the foregoing paragraphs of this Article, the parties, upon request of either, to execute and deliver each to the other an amendment to this Lease confirming such increase or decrease.

                                    EXHIBIT E
                              RULES AND REGULATIONS

1. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant or its agents, servants, employees, licensees or visitors or used by them for any purposes other than ingress or egress to and from the Premises.

2. The moving in or out of all safes, freight, furniture, or bulky matter of any description shall take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises at Tenant's expense.

3. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, release or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building. Bicycles shall not be permitted in the Building.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove the same upon notice from Landlord.

5. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electric or electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises, without the prior written approval of Landlord.

6. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the Premises; (b) place vending or dispensing machines of any kind in or about the Premises; (c) at any time sell, purchase or give away, or permit the sale, purchase, or gift of food in any form.

7. Tenant shall not: (a) use the Premises for lodging, manufacturing or for any immoral or illegal purposes; (b) use the Premises to engage in the manufacture or sale of, or permit the use of spirituous, fermented, intoxicating or alcoholic beverages on the Premises; (c) use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

8. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without prior written consent of Landlord.


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


9. No signs, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises if visible from outside of the Premises. Interior signs on doors shall be painted or affixed for Tenant by Landlord or by sign painters first approved by Landlord at the expense of Tenant and shall be of a size, color and style acceptable to Landlord.

10. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity without prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

11. Door keys for doors in the Premises will be furnished at the Commencement of the Lease by Landlord. Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord and will provide to Landlord the means of opening of safes, cabinets, or vaults left on the Premises. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

12. Tenant shall cooperate and participate in all security programs affecting the Building.

13. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises unless ordinarily embraced within Tenant's use of the Premises as specified in its Lease. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Management Office.

15. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No boring, painting, driving of nails, or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord (which shall not be unreasonably withheld), and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

16. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed except when being used for access.

17. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

18. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Building.

19. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the office of the Managing Agent of the Building no later than 2:00 p.m. the preceding work day (Monday through


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


     Friday) on forms available from the office of the Managing Agent. The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Building Manager a list of personnel authorized to make such request. The Tenant shall be charged for such operation in the form of additional rent; such charges are to be determined by the Managing Agent and shall be fair and reasonable and reflect the additional operating costs involved.

20. Tenant covenants and agrees that its use of the Premises shall not cause a discharge of more than the gallonage per foot of Premises Design Floor Area per day of sanitary (non-industrial) sewage allowed under the sewage discharge permit for the Building. Discharges in excess of that amount, and any discharge of industrial sewage, shall only be permitted if Tenant, at its sole expense, shall have obtained all necessary permits and licenses therefor, including without limitation permits from state and local authorities having jurisdiction thereof. Tenant shall submit to Landlord on December 31 of each year of the Term of this Lease a statement, certified by an authorized officer of Tenant, which contains the following information; name of all chemicals, gases, and hazardous substances, used, generated, or stored on the Premises; type of substance (liquid, gas or granular) quantity used, stored or generated per year (excluding information regarding the use or storage of normal household cleaning products in de minimis quantities); method of disposal; permit number, if any, attributable to each substance, together with copies of all permits for such substance; and permit expiration date for each substance.


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